UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2015

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 4, 2015, the Audit Committee of the Board of Directors of The Phoenix Companies, Inc. (the “Company”) concluded that the Company's previously issued audited consolidated financial statements for year ended December 31, 2013 and unaudited financial information for the three months ended December 31, 2013 (the “2013 Financial Statements”) included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”) and the Company’s previously issued unaudited interim consolidated financial statements for the three months ended June 30, 2014 (the “Second Quarter 2014 Financial Statements”) included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 filed with the Securities and Exchange Commission (“SEC”) should no longer be relied upon and should be restated because of certain material errors identified in such financial statements.  In addition, as required by applicable accounting standards, the Company will adjust the financial statements for all known errors, some of which were already recorded and disclosed in prior SEC reports as out-of-period adjustments (collectively, with the restatement of the 2013 Financial Statements and the Second Quarter 2014 Financial Statements, the “Restatement”).

Information Regarding Identified Errors

The Company identified errors in the mortality assumptions in the Universal Life (“UL”)/Variable Universal Life models that were implemented as part of the annual actuarial assumptions review performed by the Company for the 2013 fiscal year (the “2013 Unlock”). The unlocking process is part of the Company’s accounting policy, which provides that the Company must reassess and adjust its assumptions underlying certain of its insurance products once each fiscal year. During the 2013 Unlock process, data entry errors occurred that were not detected during the preparation of the financial statements for the year ended December 31, 2013.

Over the course of analyzing the results of the fiscal year 2014 annual actuarial assumptions review performed by the Company in the fourth quarter of 2014, management observed results in the Company’s UL block of business that did not align with its expectations and, upon further investigation, determined that certain components of the 2013 Unlock contained errors.  Management evaluated these errors to determine whether they had a material impact on the Company’s previously issued financial statements, discussed them with the Company’s independent registered public accountants, and recommended to the Audit Committee that the 2013 Financial Statements be restated.

The 2013 Unlock originally resulted in a $108.1 million benefit, driven primarily by the UL mortality component of $178 million. The corrected 2013 Unlock benefit is approximately $19 million greater than previously reported benefit.  Taken together with taxes and other adjustments, the correction would increase fourth quarter and full year 2013 net income by an estimated $15 to $20 million.

In the process of closing the Company’s books for the fourth quarter of 2014, the Company identified individually immaterial errors relating to the Second Quarter 2014 Financial Statements.  When aggregated with the previously recorded and disclosed $6.2 million of out-of-period adjustments, management considered whether these errors had a material impact on the Company’s previously issued financial statements, discussed the matter with the Company’s independent registered public accountants, and recommended to the Audit Committee that the Second Quarter 2014 Financial Statements be restated.  The correction of these errors would decrease net income for the quarter ended June 30, 2014 by an estimated $10 to $15 million.

As required by applicable accounting standards, the Company will adjust the financial statements for 2012, all periods in 2013 and the first three quarters of 2014 for all known errors, some of which were previously recorded and disclosed as out-of-period adjustments.  The Company has not identified any material errors in its consolidated financial statements for the full year 2012, the first three quarters of 2013 or the first or third quarters of 2014.

The errors to be corrected by the Restatement are not expected to have a material impact on the financial statements of the Company’s insurance company subsidiaries prepared in accordance with Statements of Statutory Accounting Principles and filed with the state insurance regulators, or the subsidiaries’ risk based capital computations, for any of the periods noted.

Additional Information

The Audit Committee and management discussed these matters with the Company's independent registered public accountants.  The Company presently intends to effect the Restatement in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”).

The Company has not yet resumed its timely SEC filer status, though it expects to do so with the filing of the 2014 Form 10-K within the extension period afforded under Rule 12b-25 of the Securities Exchange Act of 1934, as amended, on or before March 31, 2015.

The Company continues to assess its disclosure controls and procedures and internal control over financial reporting. Management believes that the errors identified in the 2013 Financial Statements and in the Second Quarter 2014 Financial Statements are in areas of internal control previously identified and disclosed in the 2013 Form 10-K as containing material weaknesses, and that they are not expected to result in a new material weakness.  However, the Company may identify other material weaknesses in internal control over financial reporting prior to filing its 2014 Form 10-K.  Further, previously reported material weaknesses contributed to misstatements of prior period financial statements and disclosures and could result in additional errors that could lead to a material misstatement of the Company’s financial statements.

Cautionary Statement Regarding Forward-Looking Statements

 The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes, and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the restatements and the failure by the Company and its subsidiary, PHL Variable Insurance Company to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and the Company’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE.   Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Our ability to resume a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.
Date: February 6, 2015	By:	/s/ Bonnie J. Malley
		Name:	Bonnie J. Malley
		Title:	Executive Vice President
and Chief Financial Officer